SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                 April 21, 1998

                               VAALCO ENERGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                       000-20928              76-0274813
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

                         4600 POST OAK PLACE, SUITE 309
                              HOUSTON, TEXAS 77027
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (713) 623-0801
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

================================================================================

        This Current Report on Form 8-K/A amends and supersedes, to the extent set forth herein, subsection (a) of Item 7 of the Registrant's Current Report on Form 8-K, as filed with the Securities and Exchange Commission on May 6,1998.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired

    1.  Financial Statements of 1818 Oil Corp.

        The financial statements of 1818 Oil Corp. are attached as Schedule B to this Form 8-K/A.

                                                                      Schedule B

                                 1818 OIL CORP.

                              FINANCIAL STATEMENTS

                 For the years ended December 31, 1997 and 1996,
                     and the period from September 13, 1995
                          (commencement of operations)
                            through December 31, 1995

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
1818 Oil Corp.:

We have audited the accompanying balance sheets, including the schedule of investments, of 1818 OIL CORP. as of December 31, 1997 and 1996, and the related statements of operations, changes in stockholder's equity and cash flows for the years ended December 31, 1997 and 1996 and the period from September 13, 1995 (commencement of operations) through December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 1818 Oil Corp. at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years ended December 31, 1997 and 1996, and the period from September 13, 1995 (commencement of operations) through December 31, 1995, in conformity with generally accepted accounting principles.

As explained in Note 2 to the financial statements, an investment amounting to $1,803,322 and $11,043,300 (100 percent of total investments) as of December 31, 1997 and 1996, respectively, has been valued at fair value as determined by management. We have reviewed procedures applied by management in arriving at its estimate of the value of such investments and have inspected underlying documentation and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, management's estimates of fair value may differ form the values that would have been used had a ready market for the investment existed, and the differences could be material.

As explained in Note 7 to the financial statements 1818 Oil Corp. entered into a Stock Acquisition Agreement and Plan of Reorganization with VAALCO Energy, Inc.

                                          /s/ COOPERS & LYBRAND L.L.P.

New York, New York
February 27, 1998.

1818 OIL CORP.

BALANCE SHEETS

DECEMBER 31, 1997 AND 1996

                      ASSETS:                                 1997           1996
                                                        ------------    ------------
Cash ................................................   $      1,105    $      1,731
Interest-bearing deposits at Brown Brothers
  Harriman & Co. ....................................         31,255          29,255
Investment In Hunt Overseas Exploration Company,
  L.P., at fair value (cost of $16,393,405 and
  $11,043,300, respectively) ........................      1,803,322      11,043,300
                                                        ------------    ------------
      Total assets ..................................   $  1,835,682    $ 11,074,286
                                                        ============    ============

       LIABILITIES AND STOCKHOLDER'S EQUITY:
Accrued interest payable ............................   $  2,871,625    $  1,154,344
Long term debt payable ..............................     12,295,054       8,282,475
                                                        ------------    ------------
      Total liabilities .............................     15,166,679       9,436,819

Common stock (par value $0.01 per share, 1,000 shares
  authorized, 229 and 163 shares issued and
  outstanding, respectively) ........................              2               2
Paid in capital .....................................      4,098,349       2,760,823
Accumulated deficit .................................    (17,429,348)     (1,123,358)
                                                        ------------    ------------
      Total stockholder's equity ....................    (13,330,997)      1,637,467
                                                        ------------    ------------
      Total liabilities and stockholder's equity ....   $  1,835,682    $ 11,074,286
                                                        ============    ============

The accompanying notes are an integral part of these financial statements.

1818 OIL CORP.

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996, AND THE PERIOD FROM SEPTEMBER 13, 1995 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1995

                                         1997            1996            1995
                                     ------------      ---------      ---------
Revenues:
      Interest income ..........     $      1,374      $   3,961      $  27,025
                                     ------------      ---------      ---------
Expenses:
      Interest Expense .........        1,717,281        966,053        188,291
                                     ------------      ---------      ---------
            Total expenses .....        1,717,281        966,053        188,291
                                     ------------      ---------      ---------
                                       (1,715,907)      (962,092)      (161,266)
Net increase in unrealized
  depreciation .................      (14,590,083)          --             --
                                     ------------      ---------      ---------
      Net loss .................     $(16,305,990)     $(962,092)     $(161,266)
                                     ============      =========      =========

The accompanying notes are an integral part of these financial statements.

1818 OIL CORP.

STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996, AND THE PERIOD FROM SEPTEMBER 13, 1995 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1995

                           COMMON STOCK
                          --------------      PAID IN      ACCUMULATED
                          SHARES  AMOUNT      CAPITAL        DEFICIT          TOTAL
                          ------  ------      -------      -----------        -----
Issuance of Common
stock,
  September 13, 1995 ..     100     $1     $  1,499,999    $       --      $  1,500,000
Net loss ..............     --       -               --        (161,266)       (161,266)
                            ---     --     ------------    ------------    ------------
Balance at December 31,
1995 ..................     100      1        1,499,999        (161,266)      1,338,734
                            ---     --     ------------    ------------    ------------
Issuance of common
stock .................      63      1        1,260,824            --         1,260,825
Net loss ..............     --       -               --        (962,092)       (962,092)
                            ---     --     ------------    ------------    ------------
Balance at December 31,
1996 ..................     163      2        2,760,823      (1,123,358)      1,637,467
                            ---     --     ------------    ------------    ------------
Issuance of common
stock .................      66      -        1,337,526            --         1,337,526
Net loss ..............     --       -               --     (16,305,990)    (16,305,990)
                            ---     --     ------------    ------------    ------------
Balance at December 31,
1997 ..................     229     $2     $  4,098,349    $(17,429,348)   $(13,330,997)

The accompanying notes are an integral part of these financial statements.

1818 OIL CORP.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996, AND THE PERIOD FROM SEPTEMBER 13, 1995 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1995

                                                        1997            1996           1995
                                                    ------------    -----------    -----------
Net loss ........................................   $(16,305,990)   $  (962,092)   $  (161,266)

Adjustments to reconcile net
  loss to net cash (used in) provided by
  operating activities: Net increase in unrealized
   depreciation of investments ..................     14,590,083           --             --
Decrease (increase) in operating assets:
  Interest-bearing deposits .....................         (2,000)     1,733,000     (1,762,255)
Increase (decrease) in operating liabilities:
  Accrued interest payable ......................      1,717,281        966,053        188,291
  Management fee payable ........................              0              0              0
  Accrued taxes payable .........................              0              0              0
                                                    ------------    -----------    -----------
      Total adjustments .........................     16,305,364      2,699,053     (1,573,964)
                                                    ------------    -----------    -----------
      Net cash (used in)
      provided by operating activities ..........           (626)     1,736,961     (1,735,230)
                                                    ------------    -----------    -----------
Cash flows from investing activities:
  Investment in Hunt Overseas Exploration
    Company, L.P. ...............................     (5,350,105)    (6,786,200)    (4,257,100)
                                                    ------------    -----------    -----------
      Net cash used in investing activities .....     (5,350,105)    (6,786,200)    (4,257,100)
                                                    ------------    -----------    -----------
Cash flows from financing activities:
  Proceeds from long-term debt payable ..........      4,012,579      3,782,475      4,500,000
  Proceeds from issuance of common stock ........      1,337,526      1,260,825      1,500,000
                                                    ------------    -----------    -----------
  Net cash provided by financing activities .....      5,350,105      5,043,300      6,000,000
                                                    ------------    -----------    -----------
  Net Increase (decrease) in cash ...............           (626)        (5,939)         7,670
Cash at beginning of year .......................          1,731          7,670              0
                                                    ------------    -----------    -----------
  Cash at end of year ...........................   $      1,105    $     1,731    $     7,670
                                                    ============    ===========    ===========

Supplemental disclosure of cash flow information:
      Cash paid for interest ....................           --             --             --
      Cash paid for taxes .......................           --             --             --

The accompanying notes are an integral part of these financial statements.

1818 OIL CORP.

SCHEDULE OF INVESTMENTS

At December 31, 1997, the Corporation owned the following investment:


RESTRICTED AND NOT READILY MARKETABLE                       ESTIMATED FAIR
SECURITIES:                                    COST             VALUE
                                          ---------------   ---------------

Hunt Overseas Exploration Company, L.P.:
  $30.0 Million Limited
    Partnership Interests                   $16,393,405       $ 1,803,322
                                            -----------       -----------
TOTAL OF INVESTMENTS CURRENTLY
  HELD BY 1818 Oil Corp. (100.0%)           $16,393,405       $ 1,803,322
                                            ===========       ===========

Amounts are shown as a percentage of total investments at estimated fair value.


The accompanying notes are an integral part of these financial statements.

1818 OIL CORP.

1818 OIL CORP.

NOTES TO FINANCIAL STATEMENTS


1.    ORGANIZATION:

      1818 Oil Corp. ("1818 Oil") is a corporation which was organized and commended operations on September 13, 1995 under the General Corporation Law of the State of Delaware. 1818 Oil is a wholly owned subsidiary of 1818 Fund II, L.P. (the "Fund"), a limited partnership organized on August 20, 1993 under the Delaware Revised Uniform Limited Partnership Act. The Fund owns beneficial and legal title to all outstanding equity and voting securities of 1818 Oil. The general partner of the Fund is Brown Brothers Harriman & Co. ("BBH&Co."), a New York limited partnership. BBH&Co. has the exclusive power to manage, operate and control the businesses of the Fund and 1818 Oil and has sole discretion in making investment decisions.

      On September 13, 1995, 1818 Oil entered into a subscription agreement to a purchase Class B limited partnership interest in Hunt Overseas Exploration Company, L.P. ("HOEC"), a Delaware limited partnership, in the amount of $30,000,000. The nature of HOEC's business is the exploration of international oil and gas prospects. Countries in which exploration activities are conducted by HOEC include Argentina, Canada, Ethiopia, Niger, Ghana, and Peni. As of December 31, 1997 and 1996, 1818 Oil's contributed capital to HOEC was $16,393,405 and $11,043,300, respectively.

      Within the gross commitment level of $30,000,000 to HOEC, first level commitments comprise 75% ($22,500,000) and second level commitments comprise 25% ($7,500,000). First level commitments are associated with exploration efforts while second level commitments may only be called by HOEC after a discovery well has been drilled upon any of the properties of HOEC and may only be used by HOEC in connection with appraisal activities to evaluate whether such properties are worth of being developed commercially.

      As of December 31, 1997 and 1996, remaining first and second level commitments were as follows. There have been no second level capital contributions to date.

                                                   1997            1996
                                              ---------------  --------------
        GROSS COMMITMENT                        $30,000,000      $30,000,000
                                                ===========      ===========
        Less: First level capital
        contributions                           $ 5,350,105      $ 6,786,200
        Remaining first level capital
        commitment                              $ 6,106,595      $11,456,700
                                                ===========      ===========
        Less: Second level capital
        contributions                           $         0      $         0
        Remaining second level capital
        commitment                              $ 7,500,000      $ 7,500,000
                                                ===========      ===========

2.    SIGNIFICANT ACCOUNTING POLICIES:

      PREPARATION OF FINANCIAL STATEMENTS:
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts. Actual results could differ from those estimates.

      INVESTMENTS:
      1818 Oil's investments are valued at fair value using methods determined in good faith by management after consideration of all relevant information and restrictions on dispositions. The values assigned to the investments do not necessarily represent amounts which might ultimately be realized upon the sale or other disposition, since such amounts depend on future circumstances and cannot reasonably be determined until the actual liquidation occurs. However, because of the inherent uncertainty of such valuations, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

      Management has determined to write off exploration costs attributable to a concession at the time of a dry hole and capitalize costs on a concession if the concession continues to be the subject of active exploration by HOEC.

      Interest-bearing deposits are recorded at cost, which approximates fair value, and are deposited with BBH&Co.

      INCOME TAXES:
      1818 Oil calculates current and deferred income taxes on separate company bases. Deferred income taxes are recognized for the future tax consequences of differences between the tax bases of assets and liabilities and their financial reporting amounts at year end.

      As of December 31, 1997, 1996 and 1995, 1818 Oil had net operating loss carryforwards available to offset future taxable income. Valuation allowances have been provided for the entire amount of the net deferred tax asset resulting from these carryforwards.

3.    LONG-TERM DEBT:

      Pursuant to the subscription agreement at the time of organization, capital contributions from the Fund to 1818 Oil are apportioned between long-term debt and paid in capital. The percentages set forth in the agreement are: 75 percent long-term debt and 25 percent capital contribution. Interest accrues on the long-term debt at a rate of 14 percent per annum. There have been no payments of interest to the Fund. There are no contractual repayment terms in place.

4.    RELATED PARTIES:

      The Fund has entered into a guaranty and covenant agreement with HOEC under which the Fund is contingently liable to HOEC in the amount of undrawn cash commitments of 1818 Oil of $13,606,595 and $18,956,700, as of December 31, 1997 and 1996, respectively.

      As compensation for its services, the Fund pays BBH&Co. quarterly management fees, in arrears, in an amount equal to one percent per annum of the average weekly amount of invested funds for each fiscal quarter. It is the policy of the Fund to bear 1818 Oil's allocable share of these costs on behalf of 1818 Oil.

5.    INCOME TAXES:

      There were no current or deferred tax provisions for the years ended December 31, 1997, 1996 and the period from September 13, 1995 (commencement of operations) through December 31, 1995.

      At December 31, 1997 and 1996, the net deferred tax assets was comprised of:

                                                 1996            1997
                                             --------------  -------------
       Deferred tax assets:
         Unrealized depreciation in the
           value of Investment in HOEC         $5,106,592      $      --
       Net operating loss carry forwards          982,509        381,942
                                               ----------      ---------
             Total deferred tax asset           6,089,101        381,942
                                               ----------      ---------
       Valuation allowance                     (6,089,101)     (381,942)
                                               -----------     ---------
             Net deferred tax asset            $       --      $      --
                                               ==========      =========

      1818 Oil will only recognize a net deferred tax asset when, based on available evidence, realization is more likely than not. At December 31, 1997 and 1996, 1818 Oil has recorded a full valuation allowance against its deferred tax assets. Upon examination by the relevant tax authorities, issues could arise that may affect the amount of the net operating loss carryforwards.

      A reconciliation of the difference between the statutory federal income tax rate and the effective income tax rate follows for the years ENDED December 31, 1997 and 1996 and the period from September 13, 1995 (commencement of operations) through December 31, 1995 consisted of the following:

                                      1997          1996          1995
                                   ------------  ------------  ------------
       Statutory income tax rate      35.00%        34.00%        34.00%

       Net operating loss           (35.00)%      (34.00)%      (34.00)%
                                    --------      --------      --------
       Effective income tax rate          --            --            --
                                   =========     =========     =========

      1818 Oil is subject to federal taxes only, with no allocations made to state and local taxes.

6.    SIGNIFICANT RISKS AND UNCERTAINTIES:

      All of HOEC's operations are conducted outside of the United States. HOEC attempts to conduct its affairs so as to protect against risks that may be inherent in doing business in international locations.

      Estimates of oil and gas values as made in the financial statements require extensive judgments and are generally less precise than other estimates made in connection with financial disclosures. Assigning monetary values to such estimates does not reduce the subjectivity and changing nature of such estimates of value made by other companies. 1818 Oil considers its estimates to be reasonable; however, due to inherent uncertainties and the limited nature of data, estimates are imprecise and subject to change over time as additional information becomes available.

7.    SUBSEQUENT EVENT

      On February 18, 1998, 1818 Oil entered into a Stock Acquisition Agreement and Plan of Reorganization (the "Agreement") with VAALCO Energy, Inc. ("VAALCO") which provides that 1818 Fund II, L.P. transfer to VAALCO 100 percent of the common stock outstanding of 1818 Oil Corp., in return for 10,000 shares of preferred stock, $25.00 par value, of VAALCO. The Agreement also provides that simultaneously with the closing of the Agreement, 1818 Fund II, L.P. agrees to acquire additional common shares of VAALCO, $0.10 par value, in an aggregate amount of $5,000,000. Following these simultaneous transactions, 1818 Fund II, L.P. will own common stock and preferred stock of VAALCO which will in the aggregate represent a majority of the outstanding voting power of VAALCO on an as converted basis. Immediately prior to the closing of the transaction, 1818 Oil will deposit cash in the amount of its remaining unfunded first and second level capital commitments ($13,606,595 as of December 31, 1997) with a commercial bank. Consummation of the transaction is subject to a number of material conditions, including the closing of the sale to unrelated investors of at least $5,000,000 of common shares of VAALCO in a separate private placement transaction. The transaction is expected to close in March 1998.

      A capital call of $1,018,450 was made by HOEC on 1818 Oil on March 23, 1998. 1818 Oil will remit payment in April of 1998.